UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 26, 2009

Fiserv, Inc.

(Exact Name of Registrant as Specified in Charter)

Wisconsin	0-14948	39-1506125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 Fiserv Drive, Brookfield, Wisconsin 53045

(Address of Principal Executive Offices, including Zip Code)

(262) 879-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Fiserv, Inc. (the “Company”) is filing this Current Report on Form 8-K to provide recast historical unaudited quarterly financial information for 2009 and 2008 in connection with the pending sale of its Loan Fulfillment Solutions (“LFS”) business. Such financial information is furnished as Exhibit 99.1 hereto. The financial results of LFS are reported as discontinued operations for all periods presented in such financial information. Revenues of LFS were $152 million in 2008 and $53 million in the first six months of 2009.

Item 9.01	Financial Statements and Exhibits.

Exhibits

The following exhibit is being furnished herewith:

Exhibit No.	Description

99.1	Quarterly Financial Information for 2009 and 2008 (unaudited)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISERV, INC.

Date: October 26, 2009	By:	/S/ THOMAS J. HIRSCH
Thomas J. Hirsch
Executive Vice President,
Chief Financial Officer,
Treasurer and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Quarterly Financial Information for 2009 and 2008 (unaudited)